Exhibit 32

CERTIFICATION OF CEO AND CFO PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Travelport Limited (the “Company”) on Form 10-K for the period ended December 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Gordon Wilson, as Chief Executive Officer of the Company, and Philip Emery, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes- Oxley Act of 2002, that, to the best of his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ GORDON WILSON,
Gordon Wilson,
Chief Executive Officer

March 22, 2012

/S/ PHILIP EMERY
Philip Emery
Chief Financial Officer

March 22, 2012